SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: September 12, 2003

i-STAT Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19841	22-2542664
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        On September 10, 2003, the Company issued a press release announcing it received U.S. Food and Drug Administation clearance to market its kaolin-based activated clotting time (KaolinACT) test. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit List

99.1                       Press Release dated September 10, 2003 issued by the Company.

SIGNATURE
_________________

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION

By:

/s/ Lorin J. Randall
_________________

Lorin J. Randall
Senior Vice President
of Finance, Treasurer and
Chief Financial Officer

Date: September 12, 2003